SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	May 1, 2010

BERKSHIRE HATHAWAY INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2010, Berkshire Hathaway Inc. held an annual meeting of its shareholders.  The only item acted on at that meeting was the election of directors.  Berkshire’s shareholders reelected all of Berkshire’s directors in an uncontested election.  Following are the votes cast for and against each director.

	For	Against
Warren E. Buffett	756,041	6,232
Charles T. Munger	757,054	5,219
Howard G. Buffett	760,769	1,505
Stephen B. Burke	761,551	723
Susan L. Decker	761,478	795
William H. Gates III	761,127	1,147
David S. Gottesman	761,660	613
Charlotte Guyman	761,224	1,049
Donald R. Keough	761,012	1,262
Thomas S. Murphy	756,627	5,647
Ronald L. Olson	756,682	5,592
Walter Scott, Jr.	760,338	1,936

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2010	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer